                           H&Q LIFE SCIENCES INVESTORS



                                    [GRAPHIC]

                                    [GRAPHIC]

                                    [GRAPHIC]




                                  ANNUAL REPORT
                                      2001

     To our Shareholders:

     At fiscal year-end on September 30, 2001, the net asset value of your Fund was $23.09 per share. Performance data for the fiscal year and the quarter ended September 30, 2001, compared to the indices, are as follows:

                                                          QUARTER ENDED
                                   FISCAL YEAR              9/30/01
                                   -----------            -------------
Net Asset Value                       -29.4%                -15.3%
Dow Jones Industrial Average          -16.9%                -15.8%
NASDAQ Industrials                    -46.7%                -28.1%
Russell 2000                          -22.4%                -21.0%

     Performance of the Fund has, not surprisingly, been negatively affected by the general trends in the popular market averages. Some encouragement can be found in the more recent data suggesting that, particularly relative to the over-the-counter market where most of the securities in the portfolio trade, recent periods showed relative performance improvement.

     In our fiscal mid-year report for the period ended March 31, 2001, we noted, "The overall state of the economy and the levels of common stock valuation seem to us to still be fragile". We continue to believe that this is true. For the economy, the horrifying events of September 11 seem to have accelerated the recessionary trends already in place. The reductions in interest rates and an expectation that record levels of money market funds may soon return to the stock market may be sustaining equity valuations. However, the fundamental economic benefits from declining rates are not yet apparent. Indeed, as lenders increase their credit worthiness standards, many companies are finding their borrowing capacity constrained. The consensus that the U.S. economy is in recession is spreading, but the view that the economy will rebound in a quarter or two seems to us to be a bit optimistic.

     We also appear to be in the first synchronous worldwide decline in economic activity in twenty-five years, and most of the elements that have concerned us for some time remain uncorrected. Consumer and business debt remains high. A near-term rebound in capital spending seems unlikely as capacity utilization continues to appear to be declining. We also believe that the current trend toward higher unemployment, as businesses in almost all sectors attempt to control costs through layoffs, has not yet been fully reflected in economic activity. Among the bright spots, inflation is not an immediate concern as the ability of companies to raise prices throughout the economy is virtually non-existent, the decline in energy prices has the effect of a tax cut, and mortgage refinancings are providing consumers with increased cash flow.

     Thus far, the long-term economic effect of the events of September 11 on consumption patterns and equity valuations are unknown, but the apparent rebound in both seems somewhat encouraging. A decline in economic activity and the cost of pursuing the war against terrorism has resulted in declining state and federal fiscal surpluses, but the prospect of federal government tax cuts may mitigate the extent of any recession.

     As noted, stock prices in the life sciences industries are not immune from general stock market activity, but on a fundamental basis, the progress of the companies in the Fund continues to be largely unaffected. Additionally, a very large number of companies in the sector took advantage of the previous financing cycle and balance sheets in most cases are strong. New products continue to be approved and come to the market and will create improving cash flows. The number of emerging companies reporting profits for the first time continues to expand. It is our experience that emerging growth companies with these characteristics tend to outperform the overall stock market when investors anticipating the end of a recession and begin to reinvest. In contrast to technologies such as electronics and communications, the technologies represented by your Fund's portfolio companies are generally unaffected by capital expenditure cycles. Particularly in biotechnology, we believe that the long-term outlook is excellent as new discoveries work their way through clinical development to commercialization.

     In the most recent quarter, two new companies were added to the venture capital portion of the portfolio. PHT CORPORATION provides biopharmaceutical companies, contract research organizations (CRO's) and medical device companies with web-based software and services to support clinical trial research of new products. VNUS MEDICAL TECHNOLOGIES has an FDA approved system using radio frequency heat with a disposable single-use catheter to collapse varicose veins, a significant improvement over surgically- based, more invasive procedures.

     On a near-term basis, the macro environment presents some uncertainties. Our longer-term expectation that the unique characteristics of the companies in the portfolio, focused on the improvement of the span and quality of life, will generate above average investment returns, remains undiminished.


        /s/ Alan G. Carr                             /s/ Daniel R. Omstead
        ----------------                             ---------------------
        Alan G. Carr                                 Daniel R. Omstead
        President Emeritus                           President


                           H&Q LIFE SCIENCES INVESTORS

                                    PORTFOLIO
                            AS OF SEPTEMBER 30, 2001
[CHART]

                            Total    Venture   Difference
                            -----    -------   ----------
AGRI/ENVIRONMENTAL          1.60%    1.36%     0.21%
BIOTECHNOLOGY               49.40%   8.37%     40.99%
CROs                        0.40%    0.00%     0.42%
DIAGNOSTICS                 7.20%    3.68%     3.53%
INFORMATION SERVICES        1.70%    1.67%     0.01%
MANAGED CARE                0.90%    0.89%     (0.01%
MEDICAL SPECIALTY           10.10%   3.51%     6.61%
MEDICAL SUPPLIES            1.90%    1.59%     0.33%
PHARMACEUTICALS             12.60%   2.08%     10.51%
LIQUID ASSETS               14.20%   0.00%     14.24%

                           H&Q LIFE SCIENCES INVESTORS

                                LARGEST HOLDINGS
                            AS OF SEPTEMBER 30, 2001

                                          % OF NET ASSETS
                                          ---------------
Gilead Sciences                                 7.83%
Cubist Pharmaceuticals                          7.81%
Biovail                                         4.86%
CV Therapeutics                                 4.22%
Celgene                                         3.43%
Martek Biosciences                              2.87%
Versicor                                        2.56%
Sepracor                                        2.34%
Genzyme                                         2.24%
MedImmune                                       1.99%

                           H&Q LIFE SCIENCES INVESTORS

                       SIGNIFICANT PORTFOLIO TRANSACTIONS
                        QUARTER ENDED SEPTEMBER 30, 2001

                                                   UNITS HELD       UNITS HELD
PURCHASES                                           6/30/01           9/30/01
---------                                          ----------       ----------
Abgenix                                                    0          100,000
Cephalon                                                   0           36,000
KVM Technologies (Restricted) Cvt. Note             $780,000         $900,000
Lexicon Genetics                                           0           52,000
PHT (Restricted)                                           0        3,589,744
Sontra Medical (Restricted) Series B                       0          357,640
Therion Biologics (Restricted) Series C                    0           53,334
VNUS Medical Technologies (Restricted)                     0          546,875

SALES
-----
Calypte Biomedical                                   436,417                0
Genzyme Biosurgery                                    78,028                0
ImClone Systems                                       28,000                0
KeraVision                                            68,728                0
Pharming Group                                       126,315                0

                              ANNUAL MEETING REPORT

     The Annual Meeting was held on June 8, 2001, at 9:00 a.m. The shareholders voted on the following items and the resulting votes are presented below.

(1) To elect two Trustees of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

                                     FOR       WITHHELD   BROKER NON-VOTES
                                     ---       --------   ----------------
        Lawrence S. Lewin         6,656,760     69,047            0

        Uwe E. Reinhardt, Ph.D.   6,656,302     69,505            0

     The nominees were elected to serve until the 2004 Annual Meeting of Shareholders. The Trustees serving until the 2002 Annual Meeting are Robert P. Mack, M.D., Eric Oddleifson, and Oleg M. Pohotsky. The Trustees serving until the 2003 Annual Meeting are Alan G. Carr and Henri A. Termeer.

(2) To ratify the selection of Arthur Andersen as the Fund's independent accountants for the fiscal year ended September 30, 2002.

     Shareholders overwhelmingly ratified the selection of thhe Independent Public Accountants.

              FOR           AGAINST         ABSTAIN       BROKER NON-VOTES
              ---           -------         -------       ----------------
           6,647,212        57,620          20,975                0

                    CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP resigned as the Fund's independent accountants as of September 27, 2001. The resignation was prompted by recent revisions to the SEC's auditor independence requirements. As a result of those revisions, Arthur Andersen LLP may no longer be considered "independent" with respect to the Fund because of its commercial banking relationship with JP Morgan Chase, the parent company of Hambrecht & Quist Capital Management. The Trustees voted to appoint PricewaterhouseCoopers LLP as the Fund's independent accountants for the Fund's fiscal year ended September 30, 2001. During the two previous years, Arthur Andersen LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and through September 27, 2001, there were no disagreements between the Fund and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES AND SHAREHOLDERS OF H&Q LIFE SCIENCES INVESTORS:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of H&Q Life Sciences Investors (the "Fund") at September 30, 2001, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2001 by correspondence with the custodian, provides a reasonable basis for our opinion.

As explained in Note 4, the financial statements include securities valued at $48,370,181 (22% of net assets), whose values have been estimated by the Trustees in the absence of readily ascertainable market values. Those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

The financial statements of the Fund as of September 30, 2000 and for the four years then ended were audited by other independent accountants whose report dated November 3, 2000 expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP
Boston, Massachusetts
November 20, 2001

                           H&Q LIFE SCIENCES INVESTORS

                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2001

                CONVERTIBLE SECURITIES - 21.3% OF NET ASSETS
     SHARES     CONVERTIBLE PREFERRED (RESTRICTED)* - 19.4%                     VALUE
   ---------                                                                  ----------
                AGRICULTURAL/ENVIRONMENTAL TECHNOLOGIES - 1.4%
     250,000     Ceres Series C*                                              $1,500,000
      18,296     Ceres Series C-1*#                                              109,776
     174,200     Ceres Series D*#                                              1,045,200
     177,778     EPR Series A*                                                   266,667
                BIOTECHNOLOGY - 6.2%
     266,667     ACADIA Pharmaceuticals Series E*                              2,000,003
   1,212,121     Raven biotechnologies Series B*^                              2,000,000
      30,920     Therion Biologics Series A*                                     115,950
     160,000     Therion Biologics Series B*#                                    600,000
     271,808     Therion Biologics Series C*#                                  1,019,284
      28,991     Therion Biologics Sinking Fund*                                 108,716
   1,150,000     Triad Therapeutics Series A*                                  2,300,000
     550,000     Triad Therapeutics Series B*                                  1,100,000
     615,385     Zyomyx Series B*                                              2,461,540
     400,000     Zyomyx Series C*                                              1,600,000
                DIAGNOSTICS - 3.6%
     914,286     CardioNet Series C*^                                          3,200,001
     322,168     CytoLogix Series A*^                                          1,626,948
     151,420     CytoLogix Series B*#^                                           764,671
     130,000     Masimo Series D*                                              1,430,000
   1,149,425     Sontra Medical Series A*^                                       578,505
     357,640     Sontra Medical Series B*^                                       180,000
                INFORMATION SERVICES - 1.3%
   3,589,744     PHT Series D*^                                                2,800,003
                MANAGED CARE - 0.5%
     225,989     KVM Technologies Series B*#^                                  1,000,001
                MEDICAL SPECIALTY - 3.4%
     500,000     AbTox Series F*                                                   5,000
   1,088,436     Omnisonics Series B*                                          1,600,001
     426,439     Songbird Hearing Series D*                                      997,867
     434,782     TherOx Series H*                                              1,999,997
     546,875     VNUS Medical Technologies Series E*                           2,800,000
                MEDICAL SUPPLIES - 0.9%
     281,250     LocalMed Series D*                                                2,813
     421,052     Novacept Series G*#                                           1,999,997
                PHARMACEUTICALS/DRUG DELIVERY - 2.1%
     141,177     Advanced Medicine Series C*                                   1,270,593
     133,334     Advanced Medicine Series D-1*                                 1,200,006
     932,488     Galileo Laboratories Series F*                                1,999,999
                                                                              ----------
                                                                             $41,683,538
                                                                              ----------

   The accompanying notes are an integral part of these financial statements.

   PRINCIPAL   CONVERTIBLE SECURITIES - CONTINUED
    AMOUNT     CONVERTIBLE BONDS AND NOTES - 1.9%                               VALUE
   ---------                                                                  ----------
                BIOTECHNOLOGY - 1.5%
  $4,200,000     CuraGen 6% Cvt. Deb. due 2007~                               $3,192,000
                INFORMATION SERVICES - 0.0%
   1,053,262     FitForAll.com (Restricted) 10% Prom. Note*#+                        105
                MANAGED CARE - 0.4%
     900,000     KVM Technologies (Restricted) Adj. Cvt.
                    Demand Note*#^                                               900,000
                MEDICAL SPECIALTY - 0.0%
     120,000     AbTox (Restricted) 12% Prom. Note*+                             120,000
                                                                             -----------
                                                                              $4,212,105
                                                                             -----------
                          TOTAL CONVERTIBLE SECURITIES
                    (Cost $47,374,862)                                       $45,895,643
                                                                             -----------

    SHARES     COMMON STOCKS - 63.8%
   ---------
               AGRICULTURAL/ENVIRONMENTAL TECHNOLOGIES - 0.2%
      57,032     Catalytica Energy Systems*                                     $436,865
      20,833     Envirogen*                                                       18,646
      38,000     Verdant Brands*                                                     228
                                                                             -----------
                                                                                 455,739
                                                                             -----------
               BIOTECHNOLOGY - 41.8%
                BIOPHARMACEUTICALS - 36.4%
     282,620     BioTransplant*                                                1,554,410
         925     BioTransplant (Restricted) Warrants (expire 8/15/05)*             3,030
       3,297     BioTransplant (Restricted) Warrants (expire 8/12/04)*             2,967
      13,500     BioTransplant (Restricted) Warrants (expire 10/31/04)*           12,150
     279,600     Celgene*                                                      7,389,828
      36,000     Cephalon*                                                     1,795,680
     106,600     Cor Therapeutics*                                             2,412,358
     145,071     Corixa*                                                       1,523,115
     407,449     Cubist Pharmaceuticals*                                      13,352,104
     133,333     Cubist Pharmaceuticals (Restricted) Warrants
                    (expire 9/23/03)*                                          3,458,925
     233,484     CV Therapeutics*                                              9,073,188
     106,000     Genzyme*                                                      4,814,520
     300,000     Gilead Sciences*                                             16,851,000
     120,000     MedImmune*                                                    4,275,600
     146,982     Therion Biologics (Restricted)*                                 551,183
     117,638     Transkaryotic Therapies*                                      3,192,695
     135,135     Tularik*                                                      2,489,187
     360,339     Versicor*                                                     4,828,543

   The accompanying notes are an integral part of these financial statements.

    SHARES     BIOTECHNOLOGY - CONTINUED                                        VALUE
   ---------                                                                  ----------
      58,437     Versicor (Restricted)*                                         $587,292
      12,464     Versicor (Restricted) Warrants (expire 8/3/05)*                  86,550
                GENOMICS/DRUG DISCOVERY - 5.4%
     100,000     Abgenix*                                                      2,270,000
      40,000     Affymetrix*                                                     642,000
     247,463     Dyax*                                                         2,380,594
     126,000     Exelixis*                                                     1,443,960
      52,000     Lexicon Genetics*                                               395,200
     150,000     Lynx Therapeutics*                                              357,000
     116,307     Molecular Devices*                                            2,167,962
     296,428     Telik*                                                        1,926,782
                                                                             -----------
                                                                              89,837,823
                                                                             -----------
               CONTRACT RESEARCH ORGANIZATIONS - 0.4%
      61,500     Quintiles Transnational*                                        897,900
                                                                             -----------
                                                                                 897,900
                                                                             -----------
               DIAGNOSTICS - 3.6%
     356,249     Biofield*                                                       117,562
     400,000     Biofield (Restricted)*                                          105,600
     109,956     Cytyc*                                                        2,947,920
      90,000     Digene*                                                       2,250,000
      98,000     IDEXX Laboratories*                                           2,290,260
     130,000     Masimo Labs (Restricted)*                                         1,300
     600,000     Sontra Medical (Restricted)*^                                     6,000
                                                                             -----------
                                                                               7,718,642
                                                                             -----------
               INFORMATION SERVICES - 0.4%
   3,339,409     Codman Group (Restricted)*                                        8,349
     204,139     Physician WebLink (Restricted)*                                 800,317
     101,283     Physician WebLink (Restricted) Warrants
                    (expire 10/15/04)*                                            10,128
                                                                             -----------
                                                                                 818,794
                                                                             -----------
               MEDICAL SPECIALTY - 6.6%
     254,546     ATS Medical*                                                  1,018,184
     107,100     Bioject Medical Technologies*                                 1,096,704
      67,898     Biopure*                                                      1,259,508
       5,555     Biopure (Restricted) Warrants (expire 8/4/03)*                   32,747
     135,373     Curis*                                                          473,806
     666,666     Endocardial Solutions*                                        2,819,997
     338,815     Martek Biosciences*                                           6,166,433
     680,000     Orthovita*^                                                   1,190,000
     132,000     Radiance Medical Systems*                                       178,200
                                                                             -----------
                                                                              14,235,579
                                                                             -----------

   The accompanying notes are an integral part of these financial statements.

    SHARES                                                                      VALUE
   ---------                                                                ------------
               MEDICAL SUPPLIES - 0.3%
     430,000     EP MedSystems*                                                 $687,570
                                                                            ------------
                                                                                 687,570
                                                                            ------------
               PHARMACEUTICALS/DRUG DELIVERY - 10.5%
     125,000     Aradigm*                                                        417,500
     225,424     Biovail*                                                     10,459,682
      59,500     Emisphere Technologies*                                       1,136,450
     223,000     Scios*                                                        3,728,560
     140,000     Sepracor*                                                     5,026,000
      30,000     Teva Pharmaceutical Industries ADR                            1,813,500
                                                                            ------------
                                                                              22,581,692
                                                                            ------------
               TOTAL COMMON STOCKS
                 (Cost $63,767,400)                                         $137,233,739
                                                                            ------------
  PRINCIPAL
    AMOUNT
  ---------
               TEMPORARY CASH INVESTMENTS - 14.4%
  $7,000,000     American Express Credit, 3.14%, due 10/1/01                  $7,000,000
   3,900,000     Ford Motor Credit Corp., 2.00%, due 10/1/01                   3,900,000
   9,000,000     General Electric Capital Corp., 2.75%,
                    due 10/4/01                                                8,997,938
  11,000,000     General Motors Acceptance Corp., 2.85%,
                    due 10/9/01                                               10,993,033
                                                                            ------------
               TOTAL TEMPORARY CASH INVESTMENTS
                 (Cost $30,890,971)                                          $30,890,971
                                                                            ------------
               TOTAL INVESTMENTS IN SECURITIES
                       (Cost $142,033,233)                                  $214,020,353
                                                                            ============

----------------
*    Non income-producing security.
#    With warrants attached.
^ Affiliated issuers in which the Fund holds 5% or more of the voting securities (Total Market Value of $14,246,129)
~ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+    Issuer filed for bankruptcy.

   The accompanying notes are an integral part of these financial statements.

                         H&Q LIFE SCIENCES INVESTORS

                     STATEMENT OF ASSETS AND LIABILITIES
                              SEPTEMBER 30, 2001


ASSETS:

Investments, at value (identified cost
   $142,033,233; see Schedule of Investments)                    $214,020,353

   Cash                                                               352,105
   Interest receivable                                                 41,300
   Receivable for investments sold                                  1,484,935
   Prepaid expenses                                                    17,101
                                                                 ------------
         Total assets                                            $215,915,794
                                                                 ------------
LIABILITIES:
   Payable for investments purchased                                 $346,025
   Accrued advisory fee                                               273,058
   Accrued trustees' fees                                              22,500
   Accrued other                                                      111,611
                                                                 ------------
         Total liabilities                                           $753,194
                                                                 ------------

NET ASSETS                                                       $215,162,600
                                                                 ============
SOURCES OF NET ASSETS:
   Shares of beneficial interest, par value $.01 per share,
      unlimited number of shares authorized, amount paid in
      on 9,318,998 shares issued and outstanding                 $127,414,487

   Accumulated net realized gain on investments                    15,760,993

   Net unrealized gain on investments                              71,987,120
                                                                 ------------

         Total net assets (equivalent to $23.09 per
         share based on 9,318,998 shares outstanding)            $215,162,600
                                                                 ============

  The accompanying notes are an integral part of these financial statements.

                         H&Q LIFE SCIENCES INVESTORS

                           STATEMENT OF OPERATIONS
                    FOR THE YEAR ENDED SEPTEMBER 30, 2001

INVESTMENT INCOME:
  Dividend income (net of foreign taxes
    of $1,769)                                      $5,604
Interest income                                  1,739,235
Other income                                        24,657
                                                ----------
      Total investment income                                       $1,769,496

EXPENSES:
   Advisory fees                                $3,142,957
   Shareholder reporting                            84,079
   Trustees' fees and expenses                     147,151
   Legal fees                                       45,905
   Transfer agent fees                              37,599
   Accounting and auditing fees                     58,051
   Custodian fees                                   82,394
   Other                                           113,500
                                                ----------
      Total expenses                                                3,711,636
                                                                -------------

      Net investment income (loss)                                ($1,942,140)
                                                                -------------

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:

   Net realized gain on investments                               $43,069,447

   Decrease in net unrealized gain on
     investments                                                 (136,156,505)
                                                                -------------
         Net loss on investments                                 ($93,087,058)
                                                                -------------

             Net decrease in net assets
             resulting from operations                           ($95,029,198)
                                                                =============

   The accompanying notes are an integral part of these inancial statements.

                         H&Q LIFE SCIENCES INVESTORS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                    FOR THE YEAR ENDED
                                              SEPTEMBER 30,    SEPTEMBER 30,
                                                  2001             2000
                                             --------------    -------------
NET INCREASE (DECREASE) IN
NET ASSETS RESULTING FROM
OPERATIONS:
   Net investment income (loss)                ($1,942,140)      ($2,425,648)
   Net realized gain on investments             43,069,447        22,495,993
   Increase (decrease) in net
      unrealized gain on investments          (136,156,505)      171,484,854
                                             --------------    -------------

         Net increase (decrease) in net
         assets resulting from operations     ($95,029,198)     $191,555,199
                                             --------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
FROM:
   Net realized capital gains                 ($33,130,936)     ($22,222,642)
                                             --------------    -------------

CAPITAL SHARE TRANSACTIONS:
   Value of shares issued in
      reinvestment of distributions
      (1,233,846 and 695,665 shares,
      respectively)                            $25,051,378       $17,375,995
                                             --------------    -------------

         Total increase (decrease)
         in net assets                       ($103,108,756)     $186,708,552

NET ASSETS:

   Beginning of year                           318,271,356       131,562,804
                                             --------------    -------------

   End of year                                $215,162,600      $318,271,356
                                             ==============    =============

   The accompanying notes are an integral part of these financial statements.

                         H&Q LIFE SCIENCES INVESTORS

                            STATEMENT OF CASH FLOWS
                    FOR THE YEAR ENDED SEPTEMBER 30, 2001

CASH FLOWS USED FOR OPERATING ACTIVITIES:
  Interest and other income received                               $1,801,788
  Dividends received                                                    5,604
  Operating expenses paid                                          (3,675,760)
                                                                 ------------
         Net cash used for operating activities                   ($1,868,368)
                                                                 ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of portfolio securities                             ($34,804,571)
   Net purchases of temporary cash investments                    (19,909,363)
   Sales and maturities of portfolio securities                    64,918,106
                                                                 ------------
         Net cash provided from investing activities              $10,204,172
                                                                 ------------

CASH FLOWS USED FOR FINANCING ACTIVITIES:
   Cash distributions paid, net                                   ($8,079,558)
                                                                 ------------
         Net cash used for financing activities                   ($8,079,558)
                                                                 ------------

NET INCREASE IN CASH                                                 $256,246

CASH AT BEGINNING OF YEAR                                              95,859
                                                                 ------------

CASH AT END OF YEAR                                                  $352,105
                                                                 ============

RECONCILIATION OF NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET CASH
USED FOR OPERATING ACTIVITIES:

   Net decrease in net assets resulting from operations          ($95,029,198)
   Net realized gain on investments                               (43,069,447)
   Decrease in net unrealized gain on investments                 136,156,505
   Net decrease in dividends and interest receivable                   37,896
   Net decrease in accrued expenses                                    (7,716)
   Net decrease in prepaid expenses                                    43,592
                                                                 ------------
         Net cash used for operating activities                   ($1,868,368)
                                                                 ============

Noncash investing activities not included herein consist of conversions of promissory notes to equity investments of $1,732,702. Noncash financing activities not included herein consist of stock distributions of $25,051,378.

 The accompanying notes are an integral part of these financial statements.

                           H&Q LIFE SCIENCES INVESTORS

                              FINANCIAL HIGHLIGHTS

(SELECTED DATA FOR EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE
                               PERIOD INDICATED)

                                                                   FOR THE YEAR ENDED SEPTEMBER 30,
                                           --------------------------------------------------------------------------------
                                               2001             2000             1999             1998             1997
                                           ------------     ------------     ------------     ------------     ------------
Net asset value per share:
   Beginning of period                          $39.365          $17.804          $13.713          $18.825          $18.445
                                           ------------     ------------     ------------     ------------     ------------

Net investment income (loss)                    ($0.221)*        ($0.300)         ($0.205)         ($0.239)         ($0.072)

Net realized and unrealized
   gain (loss) on investments                   (12.134)          24.756            4.576           (4.133)           2.092
                                           ------------     ------------     ------------     ------------     ------------

Total increase (decrease)
   from investment operations                  ($12.355)         $24.456           $4.371          ($4.372)          $2.020
                                           ------------     ------------     ------------     ------------     ------------

Capital gains distributions
   to shareholders                              ($3.920)         ($2.895)         ($0.280)         ($0.740)         ($1.640)
                                           ------------     ------------     ------------     ------------     ------------

Net asset value per share:
   End of period                                $23.090          $39.365          $17.804          $13.713          $18.825
                                           ============     ============     ============     ============     ============

Per share market value:
   End of period                                $18.450          $31.313          $14.125          $10.875          $15.125


Total investment return
   at market value                               (29.07%)         155.36%           32.90%          (23.89%)          12.86%

RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period                $215,162,600     $318,271,356     $131,562,804     $100,030,321     $131,987,733

Ratio of operating expenses
   to average net assets                           1.58%            1.51%            1.60%            1.62%            1.67%

Ratio of net investment loss
   to average net assets                          (0.83%)          (1.06%)          (1.30%)          (1.50%)          (1.38%)

Portfolio turnover rate                           16.49%           12.70%           23.49%           18.21%           18.94%

Number of shares outstanding
   at end of period                           9,318,998        8,085,152        7,389,487        7,294,722        7,011,362

* Net investment loss per share has been computed using average shares outstanding.


   The accompanying notes are an integral part of these financial statements.

                          H&Q LIFE SCIENCES INVESTORS

                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2001

(1) ORGANIZATION

       H&Q Life Sciences Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in securities of companies in the life sciences industries. The Fund invests primarily in securities of public and private companies that are believed to have significant potential for above-average growth. The Fund was organized on February 20, 1992 and commenced operations on May 8, 1992.

       The preparation of these financial statements requires the use of certain estimates by management in determining the entity's assets, liabilities, revenues and expenses. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the United States of America.

    INVESTMENT SECURITIES

       Investments traded on national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between the last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. As indicated in Note 4, investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees of the Fund. Temporary cash investments with maturity of 60 days or less are valued at amortized cost.

       Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

       The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin accreting discounts and amortizing premiums on all debt securities effective October 1, 2001. Prior to this date, the Fund did not accrete discounts or amortize premiums on long-term debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change will result in an increase to cost of securities and a corresponding decrease in net unrealized appreciation of approximately $91,000 based on securities held as of September 30, 2001.

    FEDERAL INCOME TAXES

       It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

    DISTRIBUTIONS

       The Fund records all distributions to shareholders from net investment income, if any, and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. The Fund has adjusted for the effect of certain permanent book/tax differences by reclassifying the net operating loss against accumulated net realized gains and capital, in the amount of $141,482 and $1,800,658, respectively, for the year ended September 30, 2001. This adjustment has no effect on the Fund's net assets, net investment loss or net realized gain and is designed to present the Fund's capital accounts on a tax basis. The calculation of net investment loss per share in the financial highlights excludes this adjustment.

    DISTRIBUTION POLICY

       The current distribution policy is to declare distributions in stock. Stock distributions will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Pursuant to an SEC exemptive order, the Fund has implemented a fixed distribution policy that permits the Fund to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions. This could result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. It is anticipated that net realized capital gains in excess of the total distributed under this policy would be included in the December distribution.

    STATEMENT OF CASH FLOWS

       The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include temporary cash investments at September 30, 2001.

(2) SECURITIES TRANSACTIONS

       The aggregate cost of purchases and proceeds from sales of investment securities (other than temporary cash investments) for the year ended September 30, 2001 totaled $35,150,597 and $65,882,558, respectively.

       At September 30, 2001, the total cost of securities for Federal income tax purposes was $142,033,233. The net unrealized gain on securities held by the Fund was $71,987,120, including gross unrealized gain of $73,874,964 and gross unrealized loss of $1,887,844.

(3) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

       The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with Hambrecht & Quist Capital Management Incorporated (the Adviser). Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.5% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for the month, for all other assets, 1.0% of the average net assets up to $250 million, 0.9% of the average net assets for the next $250 million, 0.8% of the average net assets for the next $500 million and 0.7% of the average net assets thereafter. The aggregate fee may not exceed a rate when annualized of 1.375%. Certain officers and Trustees of the Fund are also officers of the Adviser. The Adviser is an indirect wholly owned subsidiary of J.P. Morgan Chase & Co.

       Trustees who are not affiliates of the Adviser receive an annual fee of $15,000 plus $1,500 for each meeting attended.

(4) VENTURE CAPITAL AND OTHER RESTRICTED SECURITIES

       The Fund may invest in venture capital and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 22% of the Fund's net assets at September 30, 2001.

       The value of the venture capital and other restricted securities is determined in good faith by the Trustees. However, because of the inherent uncertainty of valuations, these estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. In fiscal 2001, the Fund sold a restricted security subject to future contingent payments whose estimated value of $1,425,879 has also been determined by the Trustees and which is included in Receivable for Investments Sold in the Statement of Assets and Liabilities.

     The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's venture capital and other restricted securities at September 30, 2001, as determined by the Trustees of the Fund.

                                           ACQUISITION                      CARRYING VALUE
             SECURITY                         DATE              COST            PER UNIT        VALUE
--------------------------------------  -----------------   ------------    --------------   -----------
AbTox
   Series F Cvt. Pfd.                              3/7/97     $1,110,615          $0.010          $5,000
   12% Promissory Note                  2/26/98 - 3/26/98        120,000           1.000         120,000

ACADIA Pharmaceuticals
   Series E Cvt. Pfd.                              5/2/00      1,999,995           7.500       2,000,003

Advanced Medicine
   Series C Cvt. Pfd.                              2/5/99      1,200,124           9.000       1,270,593
   Series D-1 Cvt. Pfd.                           8/28/00      1,200,606           9.000       1,200,006

Biofield
   Common                                        12/15/00        200,000           0.264         105,600

Biopure
   Common Warrants (expire 8/4/03)                5/13/99              0           5.895          32,747

BioTransplant
   Common Warrants (expire 8/12/04)               8/12/94              0           0.900           2,967
   Common Warrants (expire 10/31/04)             10/31/94              0           0.900          12,150
   Common Warrants (expire 8/15/05)               8/18/95              0           3.276           3,030

CardioNet^
   Series C Cvt. Pfd.                              5/3/01      3,215,516           3.500       3,200,001

Ceres
   Series C Cvt. Pfd.                            12/23/98      1,000,875           6.000       1,500,000
   Series C-1 Cvt. Pfd.*                           1/4/01         74,325           6.000         109,776
   Series D Cvt. Pfd.*                            3/14/01      1,045,200           6.000       1,045,200

Codman Group
   Common                               1/26/96 - 8/24/97      1,952,757           0.003           8,349

Cubist Pharmaceuticals
   Common Warrants (expire 9/23/03)               9/23/98            235          25.942       3,458,925

CytoLogix^
   Series A Cvt. Pfd.                   1/13/98 - 7/21/99      1,550,040           5.050       1,626,948
   Series B Cvt. Pfd.*                            1/11/01        764,670           5.050         764,671

EPR
   Series A Cvt. Pfd.                              3/9/94        800,331           1.500         266,667

FitForAll.com
   10% Promissory Note*                 2/22/00 - 9/18/00      1,073,999           0.000             105

Galileo Laboratories
   Series F Cvt. Pfd.                             8/18/00      2,001,176           2.145       1,999,999

KVM Technologies^
   Series B Cvt. Pfd.*                            2/19/98      1,001,321           4.425       1,000,001
   Adj. Cvt. Demand Note*               6/21/99 - 7/31/01        900,625           1.000         900,000

LocalMed
   Series D Cvt. Pfd.                              2/9/96      1,126,970           0.010           2,813

Masimo
   Series D Cvt. Pfd.                             8/14/96        910,000          11.000       1,430,000

Masimo Labs
   Common                                         8/14/96              0           0.010           1,300

Novacept
   Series G Cvt. Pfd.*                            3/27/01      1,999,997           4.750       1,999,997

Omnisonics
   Series B Cvt. Pfd.                             5/24/01      1,602,982           1.470       1,600,001

PHT^
   Series D Cvt. Pfd.                             7/23/01      2,800,003           0.780       2,800,003

                                           ACQUISITION                      CARRYING VALUE
             SECURITY                         DATE              COST            PER UNIT        VALUE
--------------------------------------  -----------------   ------------    --------------   -----------
Physician WebLink
   Common                                          2/5/97       $800,325          $3.920        $800,317
   Warrants (expire 10/15/04)                    10/15/98              0           0.100          10,128

Raven biotechnologies^
   Series B Cvt. Pfd.                            12/12/00      2,000,000           1.650       2,000,000

Songbird Hearing
   Series D Cvt. Pfd.                            12/14/00      1,999,999           2.340         997,867

Sontra Medical^
   Series A Cvt. Pfd.                              9/9/98        800,420           0.503         578,505
   Series B Cvt. Pfd.                   3/26/01 - 7/11/01        180,000           0.503         180,000
   Common                                         3/26/01              0           0.010           6,000

Therion Biologics
   Common                              6/30/93 - 10/16/96        251,642           3.750         551,183
   Series A Cvt. Pfd.                  8/20/96 - 10/16/96        289,847           3.750         115,950
   Series B Cvt. Pfd.*                  2/24/99 - 6/22/99        600,609           3.750         600,000
   Series C Cvt. Pfd.*                            9/26/01      1,019,284           3.750       1,019,284
   Sinking Fund Cvt. Pfd                10/17/94 - 4/3/96        582,505           3.750         108,716

TherOx
   Series H Cvt. Pfd.                             9/11/00      2,001,248           4.600       1,999,997

Triad Therapeutics
   Series A Cvt. Pfd.                              6/8/99      1,150,860           2.000       2,300,000
   Series B Cvt. Pfd.                            12/20/00      1,100,000           2.000       1,100,000

Versicor
   Common                                        10/29/99        276,981          10.050         587,292
   Warrants (expire 8/3/05)                       6/28/99            905           6.944          86,550

VNUS Medical Technologies
   Series E Cvt. Pfd.                             8/20/01      2,800,000           5.120       2,800,000

Zyomyx
   Series B Cvt. Pfd.                             2/19/99        800,550           4.000       2,461,540
   Series C Cvt. Pfd.                              3/2/00        800,000           4.000       1,600,000
                                                            ------------                     -----------
                                                             $47,107,537                     $48,370,181
                                                            ============                     ===========

*  With warrants attached.
^  Affiliated issuers.



                       FEDERAL TAX INFORMATION (UNAUDITED)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $32,544,000 as long-term capital gain dividends for the fiscal year ended September 30, 2001.

                         H&Q LIFE SCIENCES INVESTORS
                          30 Rowes Wharf, 4th Floor
                      Boston, Massachusetts 02110-3328
                               (617) 310-0567

                                  OFFICERS
                    Daniel R. Omstead, EngScD, President
                      Alan G. Carr, President Emeritus
                       Kimberley L. Carroll, Treasurer
                        Jennifer L. Morris, Secretary

                                  TRUSTEES
                                Alan G. Carr
                              Lawrence S. Lewin
                            Robert P. Mack, M.D.
                               Eric Oddleifson
                              Oleg M. Pohotsky
                           Uwe E. Reinhardt, Ph.D.
                              Henri A. Termeer

                             INVESTMENT ADVISER
              Hambrecht & Quist Capital Management Incorporated

                        CUSTODIAN AND TRANSFER AGENT
                     State Street Bank and Trust Company

                           INDEPENDENT ACCOUNTANTS
                         PricewaterhouseCoopers LLP

                                LEGAL COUNSEL
                           Dechert Price & Rhoads

                              --------------

        Shareholders with questions regarding share transfers may call

                                1-800-426-5523

           Interim daily net asset value may be obtained by calling

                                1-800-451-2597

                           For copies of the Fund's
                          DIVIDEND REINVESTMENT PLAN,
        please contact the Plan Agent, State Street Bank & Trust Co.
                    P.O. Box 8200, Boston, MA 02266-8200
                          Telephone: 1-800-426-5523

                         H&Q LIFE SCIENCES INVESTORS
                         ---------------------------
                    New York Stock Exchange Symbol: HQL
                               www.hqcm.com

                              --------------

        Out of concern for the environment and in an effort to reduce
           Fund expenses, this report is printed on recycled paper.

                                                                    HQHLS-AR-01